================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 June 29, 2006
                               -------------------
                Date of Report (Date of earliest event reported)

            Historic Preservation Properties 1989 Limited Partnership
            ---------------------------------------------------------
        (Exact Name of Small Business Issuer as Specified in Its Charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)

                                    33-24129
                                    --------
                             Commission File Number

                                   04-3021042
                                   ----------
                      (I.R.S. Employer Identification No.)

         21 Custom House Street, Suite 440, Boston, Massachusetts 02110
         --------------------------------------------------------------
                    (Address of Principal Executive Offices)

                    Issuer's Telephone Number, (617) 422-5815
                                               --------------

     ---------------------------------------------------------------------
     (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240-13e-4(c))

================================================================================

Item 2.01   Completion or Acquisition or Disposition of Assets

     On June 29, 2006, Portland Lofts Associates Limited Partnership ("Portland Lofts"), of which Historic Preservation Properties 1989 Limited Partnership (the "Issuer") has a 99.9% general and limited partnership ownership interests, went to record on the sale of the property known as Honeyman Hardware Lofts located at 555 Northwest Park Avenue, Portland, Oregon. The property was sold to SP/Honeyman, LLC ("Purchaser"), a Delaware Limited Liability Company for an aggregate purchase price of $11,000,000.

Item 9.01   Financial Statements and Exhibits

To the extent that pro forma financial statements are required to be filed with this report, such pro forma financial statements shall be provided by amendment to this report within seventy-one (71) days from the date hereof.

(c)  Exhibits

99.1 Purchase and Sale Agreement by and between Portland Lofts Associates Limited Partnership and SP/Honeyman, LLC, dated April 14, 2006.

99.2 Bill of Sale and Assignment by and between Portland Lofts Associates Limited Partnership and SP/Honeyman, LLC, dated June 28, 2006.

99.3 Seller's Settlement Statement dated June 28, 2006.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HISTORIC PRESERVATION PROPERTIES 1989
                                                    LIMITED PARTNERSHIP

                                          By:   Boston Historic Partners Limited
                                                Partnership, General Partner

                                                By: Portfolio Advisory Services,
                                                    Inc., General Partner

Date:  July 6, 2006                             By: /s/Terrence P. Sullivan
                                                    -----------------------
                                                    Terrence P. Sullivan,
                                                    President

                                                and

Date:  July 6, 2006                             By: /s/Terrence P. Sullivan
                                                    -----------------------
                                                    Terrence P. Sullivan,
                                                    General Partner